SECURITY EQUITY FUND
FILE NO. 811-1136
CIK NO. 0000088525

Prospectus Supplement for changes to Small Cap Growth Fund,  International Fund, and  Social  Awareness  Fund,  relating  to  investment  advisory  services  and investment strategies.

Incorporated  herein by  reference  to the  Registrant's  497(e)  Post-Effective
Amendment No. 92 to Registration Statement 2-19458 filed October 4, 2002.